Exhibit 99.4

MARS incorporated

Mars, Incorporated is a private, family-owned business with more than a century of history and some of the best-loved brands in the world including M&M'S®, PEDIGREE®, DOUBLEMINT® and UNCLE BEN'S®.

A diverse, global business

- Founded in 1911
- Headquarters: McLean, VA
- CEO: Grant Reid
- 9 billion-dollar brands
- More than $33 billion in annual sales
- 80,000 Associates in 78 countries around the world
- Recognized by nearly 25 national workplace rankings across the globe


Mars Petcare
Mars Chocolate
Wrigley
6
Business Segments
Mars Food
Mars Drinks
Symbioscience



The Five Principles

QUALITY
RESPONSIBILITY
MUTUALITY
EFFICIENCY
FREEDOM

The Five Principles are the key to our culture, and we strive to live by them each and every day

MARS petcare *A better world for pets.*

As a global leader in pet care, we are driven by our purpose to create A Better World for Pets based on a belief that pets make our lives better. We help make millions of pets' lives better by providing quality nutrition and healthcare, creating foods that pets love and bringing them closer to their owners.

- **Founded:** 1935
- **Headquarters:** Brussels, Belgium
- **President:** Poul Weihrauch
- **39 brands** in our portfolio
- **40,000+** Associates
- **50 countries** with operations
- **Largest** Mars business segment by sales (followed by Wrigley and Chocolate, which combined make up 90% of sales)

Portfolio of Veterinary Services businesses include:

Banfield PET HOSPITAL — 900 veterinary clinics across the U.S. and Puerto Rico committed to high quality veterinary medicine bluepearl specialty + emergency pet hospital — National provider of specialty and emergency veterinary care providing comprehensive medical care to pets petpartners — Wide suite of business management support services for owned neighborhood veterinary hospitals

Pedigree · ROYAL CANIN · IAMS · EUKANUBA · Nutro · whiskas · Cesar · Dreamies · Sheba

4 Billion-Dollar Pet Care Brands
PEDIGREE®, WHISKAS®, ROYAL CANIN® and BANFIELD®

3 of the Top 5 Global Pet Care Brands
PEDIGREE®, ROYAL CANIN®, WHISKAS®

Specialty Brands
Spanning fishcare, horsecare and pet services industries

Our work is underpinned with a scientific approach that helps ensure our commitment to pets and their wellbeing is based on evidence as well as emotion. We are excited about our investment in technology and the opportunity it brings in a new era of pet care.

WALTHAM® — World-leading scientific authority on pet nutrition and wellbeing with over 50 years in operation

Wisdom Panel — Develops proprietary diagnostic DNA tests to improve treatment and care of pets

GLOBAL INNOVATION CENTERS — Global research centers developing new ideas and formulas

Whistle — GPS location and activity tracking for pets

MARS

Incorporated

Forward Looking Statements

This document contains forward-looking statements within the meaning of the securities laws with respect to the proposed transaction between the Company, Mars and certain subsidiaries of Mars. We have included herein statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We generally identify forward-looking statements in this document using words like “believe,” “intend,” “expect,” “estimate,” “may,” “plan,” “should,” “could,” “forecast,” “looking ahead,” “possible,” “will,” “project,” “contemplate,” “anticipate,” “predict,” “potential,” “continue,” or similar expressions. You may find some of these statements below and elsewhere in this document. These forward-looking statements are not historical facts and are inherently uncertain and outside of our control. Any or all of our forward-looking statements in this document may turn out to be incorrect. They can be affected by inaccurate assumptions we might make, or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this document will be important in determining future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the

Company; (ii) the failure to satisfy or obtain waivers of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals;

(iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations of the Company, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of the Company; (vi)

potential difficulties in the hiring or retention of employees of the Company as a result of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) potential litigation relating to the merger agreement or the proposed transaction; (ix) unexpected costs, charges or expenses resulting from the proposed transaction, (x)

competitive responses to the proposed transaction; and (xi) legislative, regulatory and economic developments.

The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect the Company’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of

Operations” and elsewhere in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2016, and the Company’s more recent reports filed with the SEC.

The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements,

which speak only as of the date on which statements were made. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This document is being made in respect of the proposed transaction between the Company, Mars and certain subsidiaries of Mars. In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. The

Company also plans to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE

COMPANY ARE URGED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN THEIR ENTIRETY

AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC

WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED

TRANSACTION. When completed, a definitive proxy statement and form of proxy will be mailed to the stockholders of the Company. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction

(when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://investor.vca.com).

Participants in Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The

Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitations of proxies from the Company’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed transaction.

Information about the persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the

Company in connection with the proposed transaction, is set forth in the proxy statement for the Company’s 2016 Annual Meeting of

Stockholders filed with the SEC on March 4, 2016. Stockholders may obtain additional information regarding the direct and indirect interests of any such persons who may, under the SEC rules, be considered to be participants in the solicitation of stockholders of the

Company in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the stockholders of the Company generally, by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available, which the Company will file with the SEC.

Copies of these documents (when they become available) may be obtained free of charge as described in the preceding paragraph.